UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 29, 2018
(Date of earliest event reported)

BANK 2018-BNK15

(Central Index Key Number 0001756271)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-10	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about November 29, 2018, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2018-BNK15 (the “Certificates”), is expected to be issued by BANK 2018-BNK15, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of November 1, 2018 (the “Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Aventura Mall	4.10	4.2
Starwood Hotel Portfolio	4.11	4.3
Millennium Partners Portfolio	4.12	4.4
685 Fifth Avenue Retail	4.13	N/A
Moffett Towers – Buildings E,F,G	4.14	4.5
Pfizer Building	4.15	4.6
Prudential – Digital Realty Portfolio	4.16	4.7
2020 Fifth Avenue	4.17	4.8
Plaza Frontenac	4.18	4.9
Carriage Place	4.19	N/A(1)
(1)	The subject whole loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable lead securitization companion loan, after which the subject whole loan will be serviced pursuant to the pooling and servicing agreement for such lead securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such lead securitization.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately

Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Publicly Offered Certificates, the Privately Offered Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about November 29, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be sixty-seven (67) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-six (126) commercial, multifamily and/or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between the Registrant and NCB, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of November 16, 2018, among the Registrant, as depositor, MLPF&S, Morgan Stanley, WFS, Academy and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to MLPF&S, Morgan Stanley, WFS, Academy and Drexel pursuant to a Certificate Purchase Agreement, dated as of November 16, 2018, among the Registrant, as depositor, MLPF&S, Morgan Stanley, WFS, Academy and Drexel, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iii) the sale of the RR Interest, having a principal amount of $54,245,862.35, to Morgan Stanley Bank, N.A., WFB and BANA (collectively, in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of November 20, 2018, between the Registrant and the Retaining Parties. The RR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 19, 2018 and as filed with the Securities and Exchange Commission on November 29, 2018 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated November 19, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of November 16, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Trust and Servicing Agreement, dated as of August 7, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of October 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of September 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Pooling and Servicing Agreement, dated and effective as of November 1, 2018, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.10	The Aventura Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	The Starwood Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	The Millennium Partners Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	The 685 Fifth Avenue Retail Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	The Moffett Towers – Buildings E,F,G Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	The Pfizer Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	The Prudential – Digital Realty Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.17	The 2020 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.18	The Plaza Frontenac Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.19	The Carriage Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 19, 2018, which such certification is dated November 19, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between National Cooperative Bank, N.A., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2018	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 16, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer.	(E)
4.4	Trust and Servicing Agreement, dated as of August 7, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.	(E)
4.5	Pooling and Servicing Agreement, dated as of October 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as Trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.7	Pooling and Servicing Agreement, dated and effective as of September 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Pooling and Servicing Agreement, dated and effective as of November 1, 2018, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.9	Pooling and Servicing Agreement, dated and effective as of October 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
4.10	The Aventura Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The Starwood Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	The Millennium Partners Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.13	The 685 Fifth Avenue Retail Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	The Moffett Towers – Buildings E,F,G Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	The Pfizer Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	The Prudential – Digital Realty Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.17	The 2020 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.18	The Plaza Frontenac Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.19	The Carriage Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 19, 2018, which such certification is dated November 19, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 16, 2018, between National Cooperative Bank, N.A., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)